                                                                 Exhibit 10.2

                               STOCK PURCHASE AGREEMENT

   THIS AGREEMENT is made as of the ___ day of ________, 19__, by and between RELIABILITY ASSOCIATES, a California corporation (the "Corporation"), and ________________ _________________________ ("Purchaser").

                                     WITNESSETH:

     WHEREAS, the Corporation desires to issue and Purchaser desires to acquire stock of the Corporation as herein described, on the terms and conditions hereinafter set forth, pursuant to the Corporation's Stock Purchase Plan.

     NOW, THEREFORE, IT IS AGREED between the parties as follows:

     1. Purchaser hereby agrees to purchase from the Corporation and the Corporation agrees to sell to Purchaser _______________________________ (___________) shares of its Common Stock (the "Stock"), at a price per share of $_______, for an aggregate purchase price of $__________________ payable in cash at the closing. The closing hereunder shall occur at the offices of the Corporation within ten business days after the later of (i) the date hereof and
(ii) the date the Corporation receives any necessary authorization for the offer and sale of the Stock from state securities authorities, or at such other time and place as shall be mutually agreed between Purchaser and the Corporation. The Stock to be sold and purchased pursuant to this Agreement, and Purchaser's rights with respect thereto, shall be subject to all the terms and conditions of the Corporation's Stock Purchase Plan, a copy of which may be obtained by Purchaser, or Purchaser's successors and assigns, from the Secretary of the Corporation.

     2. (a) The Stock being purchased by Purchaser pursuant to this Agreement shall be subject to the option ("Purchase Option") set forth in this Paragraph
2. In the event Purchaser shall cease to be employed by the Corporation (including a parent or subsidiary of the Corporation) for any reason, or no reason, with or without cause, the Purchase Option may be exercised. The Corporation shall have the right at any time within sixty (60) days after the date Purchaser ceases to be employed by the Corporation, or a parent or subsidiary of the Corporation, to purchase from the Purchaser or his personal representative, as the case may be, at the lower of (i) the price per share paid by Purchaser under this Agreement, subject to adjustment pursuant to Paragraph 5 and (ii) the fair market value on the date of


                                          1.

repurchase as determined by the Corporation's Board of Directors ("Option Price") up to but not exceeding the number of shares of Stock specified in subparagraph (b) below.

          (b) If Purchaser ceases to be employed by the Corporation for any reason other than those reasons set forth in subparagraph (c) below at any time prior to the completion of forty-eight (48) months after the Commencement Date (as hereinafter defined), the Corporation may exercise the Purchase Option as to the maximum portion of the Stock specified in the following table:

                                       Portion of the Stock
If Termination Occurs                  Subject to Purchase Option
---------------------                  --------------------------
Within 6 months after                  All of the Stock
the Commencement Date

After 6 months and within              7/8 of the Stock less 1/42 of
48 months after the                    the Stock for each full month
Commencement Date                      after the initial six months
                                       subsequent to the Commencement
                                       Date

After 48 months after the              None of the Stock
Commencement Date

          (c) In the event of death or permanent disability of Purchaser at any time after the Commencement Date and prior to the completion of forty-eight
(48) months after the Commencement Date, such event shall be treated as having occurred six (6) months after its actual occurrence, for purposes of determining the portion of the Stock subject to the Purchase Option in Paragraph 2(b) above.

          (d) Nothing in this Agreement shall affect in any manner whatsoever the right or power of the Corporation, or a parent or subsidiary of the Corporation, to terminate Purchaser's employment, for any reason or no reason, with or without cause.

          (e) For purposes of this Agreement, Commencement Date shall mean ________________, 19__.

     3. The Purchase Option shall be exercised by written notice signed by an officer of the Corporation and delivered or mailed as provided in Paragraph 15. The Option Price shall be payable, at the option of the Corporation, in cancellation of all or a portion of any outstanding indebtedness of Purchaser to the Corporation or in cash (by check) or both.


                                          2.

     4. The Corporation may assign its rights under Paragraphs 2, 3 and 6 hereof, to one or more persons, who shall have the right to so exercise such rights in his own name and for his own account. If the exercise of any such right requires the consent of the California Commissioner of Corporations, the parties agree to cooperate in requesting such consent.

     5. If, from time to time during the term of the Purchase Option, there is any merger of the Corporation or any similar transaction in which the Corporation is not the survivor, or sale of all or substantially all of the assets of the Corporation, or any stock dividend or liquidating dividend of cash and/or property, stock split or other change in the character or amount of any of the outstanding securities of the Corporation, then, in such event any and all new, substituted or additional securities or other property to which Purchaser is entitled by reason of his ownership of Stock shall be immediately subject to the Purchase Option and be included in the word "Stock" for all purposes of the Purchase Option with the same force and effect as the shares of Stock presently subject to the Purchase Option. While the total Option Price shall remain the same after each such event, the Option Price per share of Stock upon exercise of the Purchase Option shall be appropriately adjusted.

     6. Before any shares of Stock registered in the name of Purchaser and not subject to the Purchase Option may be sold or transferred (including transfer by operation of law) other than to Purchaser's parents, spouse, brothers, sisters, or children, or trusts for their or Purchaser's benefit, such shares shall first be offered to the Corporation in the following manner:

          (a) The Purchaser shall first deliver a written notice ("Notice") to the Corporation stating (i) his bona fide intention to sell or transfer such shares, (ii) the number of such shares to be sold or transferred, (iii) the price for which he proposes to sell or transfer such shares.

          (b) Within thirty (30) days after receipt of the Notice, the Corporation or its assignee(s) may elect to purchase any or all shares to which the Notice refers, at the price per share specified in the Notice.

          (c) In the event the Corporation or the assignee(s) of the Corporation elect to acquire any of the shares of the Purchaser as specified in Purchaser's Notice, the Secretary of the Corporation shall so notify the Purchaser and settlement thereof shall be made in cash within forty-five (45) days after the Corporation receives the Purchaser's Notice; provided that if the terms of payment set


                                          3.

forth in Purchaser's Notice were other than cash against delivery, the Corporation or the assignee(s) of the Corporation shall pay for said shares on the same terms and conditions set forth in Purchaser's Notice.

          (d) If all of the shares to which the Notice refers are not elected to be purchased, as provided in subparagraphs 6(b) and (c) hereof, the Purchaser may sell the remaining shares to any person at the price and on the terms specified in the Notice or at a higher price or on terms more favorable to the Purchaser, provided that such sale or transfer is consummated within six (6) months of the date of said Notice to the Corporation, and provided, further, that any such sale is in accordance with all the terms and conditions hereof.

          (e) Purchaser's obligations under this Paragraph 6 shall terminate upon the first sale of Common Stock of the Corporation to the public which is effected pursuant to a registration statement filed with, and declared effective by, the Securities and Exchange Commission under the Securities Act of 1933.

     7. If Purchaser is married on the date of this Agreement, Purchaser's spouse shall execute a Consent of Spouse in the form of Exhibit A hereto, effective on the date hereof. Such consent shall not be deemed to confer or convey to the spouse any rights in the Stock that do not otherwise exist by operation of law or the agreement of the parties. If Purchaser should marry or remarry subsequent to the date of this Agreement, Purchaser shall within thirty
(30) days thereafter obtain his new spouse's acknowledgment of and consent to the existence and binding effect of all restrictions contained in this Agreement by signing an additional Consent of Spouse in the form of Exhibit A.

     8. All certificates representing any shares of Stock subject to the provisions of this Agreement shall have endorsed thereon the following legends:

          (a) "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A PURCHASE OPTION SET FORTH IN AN AGREEMENT BETWEEN THE CORPORATION AND THE REGISTERED HOLDER, OR HIS PREDECESSOR IN INTEREST, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THIS CORPORATION."

          (b) "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A RIGHT OF FIRST REFUSAL OPTION IN FAVOR OF THE CORPORATION AND ITS ASSIGNEES SET FORTH IN AN AGREEMENT BETWEEN THE CORPORATION AND THE REGISTERED HOLDER, OR HIS PREDECESSOR IN INTEREST. A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THIS CORPORATION."


                                          4.

          (c) "THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH SECURITIES, THE SALE IS MADE IN ACCORDANCE WITH RULE 144 UNDER THE ACT, OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THESE SECURITIES REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER. ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT."

          (d) "IT IS UNLAWFUL TO CONSUMMATE A SALE OR TRANSFER OF THIS SECURITY, OR ANY INTEREST THEREIN, OR TO RECEIVE ANY CONSIDERATION THEREFOR, WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA, EXCEPT AS PERMITTED IN THE COMMISSIONER'S RULES."

          (e) Any legend required to be placed thereon by state securities authorities.

     9. In connection with the proposed purchase of the Stock, Purchaser hereby agrees, represents and warrants as follows;

          (a) Purchaser is purchasing the stock solely for his or her own account for investment and not with a view to, or for resale in connection with, any distribution thereof within the meaning of the Securities Act of 1933, as amended (the "Act"). Purchaser further represents that Purchaser does not have any present intention of selling, offering to sell or otherwise disposing of or distributing the Stock or any portion thereof; and that the entire legal and beneficial interest of the Stock Purchaser is purchasing is being purchased for, and will be held for the account of, the Purchaser only and neither in whole nor in part for any other person.

          (b) Purchaser is aware of the Corporation's business affairs and financial condition and has acquired sufficient information about the Corporation to reach an informed and knowledgeable decision to acquire the Stock. Purchaser further represents and warrants that Purchaser has discussed the Corporation and its plans, operations and financial condition with its officers, has received all such information as Purchaser deems necessary and appropriate to enable Purchaser to evaluate the financial risk inherent in making an investment in the stock and has received satisfactory and complete information concerning the business and financial condition of the Corporation in response to all inquiries in respect thereof.


                                          5.

          (c) Purchaser realizes that Purchaser's purchase of the Stock will be a highly speculative investment, and Purchaser is able, without impairing Purchaser's financial condition, to hold the Stock for an indefinite period of time and to suffer a complete loss on Purchaser's investment.

          (d)  The Corporation has disclosed to Purchaser that:

               (i) the sale of the Stock has not been registered under the Act, and the Stock must be held indefinitely unless a transfer of it is subsequently registered under the Act or an exemption from such registration is available, and that the Corporation is under no obligation to register the Stock;
               (ii) the Corporation will make a notation in its records of the aforementioned restrictions on transfer and legends.

          (e) Purchaser is aware of the provisions of Rule 144, promulgated under the Act, which, in substance, permit, limited public resale of "restricted securities" acquired, directly or indirectly, from the issuer thereof (or an affiliate of such issuer), in a non-public offering, subject to the satisfaction of certain conditions, including among other things: the resale occurring not less than two years after the date Purchaser has purchased and paid for the Stock; the availability of certain public information concerning the Corporation; the sale being through a broker in an unsolicited "broker's transaction" or in a transaction directly with a market maker (as said term is defined under the Securities Exchange Act of 1934); and that any sale of the Stock may be made by Purchaser only in limited amounts, not exceeding specified limitations, during any three-month period. Purchaser further represents that Purchaser understands that at the time Purchaser wishes to sell the Stock there may be no public market upon which to make such a sale, and that, even if such a public market then exists, the Corporation may not be satisfying the current public information requirements of Rule 144, and that, in such event, Purchaser would be precluded from selling the Stock under Rule 144 even if the two-year minimum holding period had been satisfied, unless Purchaser had held the Stock for more than three years and was not an affiliate. Purchaser represents that Purchaser understands that in the event all of the requirements of Rule 144 are not satisfied, registration under the Act or compliance with an exemption from registration will be required; and that, notwithstanding the fact that Rule 144 is not exclusive, the Staff of the SEC has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 will have a

                                          6.

substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.

          (f) Without in any way limiting Purchaser's representations and warranties set forth above, Purchaser further agrees that Purchaser shall in no event make any disposition of all or any portion of the Stock which Purchaser is purchasing unless:

               (i) There is then in effect a Registration Statement under the Act covering such proposed disposition and such disposition is made in accordance with said Registration Statement; or

               (ii) Such disposition is effected in compliance with all the terms and conditions of Rule 144; or

               (iii) Purchaser shall have (1) notified the Corporation of the proposed disposition and furnished the Corporation with a detailed statement of the circumstances surrounding the proposed disposition, and (2) furnished the Corporation with an opinion of Purchaser's own counsel to the effect that such disposition will not require registration of such shares under the Act, and such opinion of Purchaser's counsel shall have been concurred in by counsel for the Corporation and the Corporation shall have advised Purchaser of such concurrence.

     10. As security for Purchaser's faithful performance of the terms of this Agreement and to insure the availability for delivery of Purchaser's Stock upon exercise of the Purchase Option herein provided for, Purchaser agrees to deliver to and deposit with Ware & Freidenrich, A Professional Corporation, counsel to the Corporation (the "Escrow Agent"), as Escrow Agent in this transaction, two Stock Assignments duly endorsed (with date and number of shares blank) in the form attached hereto as Exhibit B, together with the certificate or certificates evidencing the Stock; said documents are to be held by the Escrow Agent pursuant to the Joint Escrow Instructions of the Corporation and Purchaser set forth in Exhibit C attached hereto and incorporated by this reference, which instructions shall also be delivered to the Escrow Agent at the closing hereunder.

     11. Purchaser shall not sell, transfer, pledge, hypothecate or otherwise dispose of any shares of the Stock still subject to the Purchase Option.

     12. The Corporation shall not be required (i) to transfer on its books any shares of Stock of the Corporation

                                          7.

which shall have been sold or transferred in violation of any of the provisions set forth in this Agreement or (ii) to treat as owner of such shares or to accord the right to vote as such owner or to pay dividends to any transferee to whom such shares shall have been so transferred.

     13. Subject to the provisions of Paragraphs 11 and 12 above, Purchaser shall, during the term of this Agreement, exercise all rights and privileges of a stockholder of the Corporation with respect to the Stock deposited in said escrow.

     14. The parties agree to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this Agreement.

     15. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail with postage and fees prepaid, addressed to the other party hereto at its, his or her address hereinafter shown below its, his or her signature or at such other address as such party may designate by ten (10) days' advance written notice to the other party hereto.

     16. This Agreement shall inure to the benefit of the successors and assigns of the Corporation and, subject to the restrictions on transfer herein set forth, be binding upon Purchaser, Purchaser's heirs, executors, administrators, successors and assigns. Purchaser's rights under this Agreement shall not be transferable except by will or by the laws of descent and distribution.

     17. This Agreement, together with the Exhibits hereto, shall be construed under the laws of the State of California, and constitutes the entire agreement of the parties with respect to the subject matter hereof, superseding all prior written or oral agreements, and no amendment or addition hereto shall be deemed effective unless agreed to in writing by the parties hereto.

     18. Purchaser agrees that the Corporation shall be entitled to a decree of specific performance of the terms hereof or an injunction restraining violation of this Agreement, said right to be in addition to any other remedies available to the Corporation.

     19. If any provision of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remaining provisions shall nevertheless continue in full force and effect without being impaired or invalidated in any way and shall be construed in accordance with the purposes and tenor and effect of this Agreement.


                                          8.

     20. Purchaser shall notify the Corporation in writing if Purchaser files an election pursuant to Section 83(b) of the Internal Revenue Code of 1954, as amended, and Section 17122.7 of the California Revenue and Taxation Code, to be filed with the Internal Revenue Service and the California Franchise Tax Board, respectively, within thirty (30) days after the date of the sale herein contemplated. The Corporation intends, in the event it does not receive from Purchaser evidence of such filing, to claim a tax deduction for any amount which would otherwise be taxable to Purchaser in the absence of such an election.

     21. THE SALE OF THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE or SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO SUCH QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM QUALIFICATION BY SECTION 25100, 25102, OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                       RELIABILITY ASSOCIATES

  ISDN TECHNOLOGIES CORPORATION        By
        4151 Middlefield Road              -------------------------------------
               Suite 101               Title
          Palo Alto, CA 94303                 ----------------------------------
                                       Address:  885 North San Antonio Road
                                                 Suite H
                                                 Los Altos, CA 94022

                                       PURCHASER:


                                       ----------------------------------------
                                       Signature

                                       ----------------------------------------
                                       (Name -- Please Print)

                                       Address:
                                                 ------------------------------

                                                 ------------------------------

                                                 ------------------------------


                                          9.

                                      EXHIBIT A
                                  CONSENT OF SPOUSE

     I, __________________, spouse of ______________________, acknowledge that I have read the Stock Purchase Agreement dated as of __________, 19__ to which this consent is attached as Exhibit A (the "Agreement") and that I know its contents. I am aware that by its provisions Reliability Associates (the "Company") and its assigns have the option to purchase certain shares of Stock of the Company which my spouse owns pursuant to the Agreement including any interest I might have therein, upon termination of his or her employment under circumstances set forth in the Agreement, and certain other restrictions are imposed upon the sale or other disposition of the Stock.

     I hereby agree that my interest, if any, in the Stock subject to the Agreement shall be irrevocably bound by the Agreement and further understand and agree that any community property interest I may have in the Stock shall be similarly bound by the Agreement.

     I AM AWARE THAT THE LEGAL, FINANCIAL AND RELATED MATTERS CONTAINED IN THE AGREEMENT ARE COMPLEX AND THAT I AM FREE TO SEEK INDEPENDENT PROFESSIONAL GUIDANCE OR COUNSEL WITH RESPECT TO THIS CONSENT. I HAVE EITHER SOUGHT SUCH GUIDANCE OR COUNSEL OR DETERMINED AFTER REVIEWING THE AGREEMENT CAREFULLY THAT I WILL WAIVE SUCH RIGHT.

     Dated as of the _____ day of ________________, 19__.


                                        ----------------------------------------
                                        Signature


                                        ----------------------------------------
                                        (Name -- Please Print)

                                      EXHIBIT B
                         ASSIGNMENT SEPARATE FROM CERTIFICATE

FOR VALUE RECEIVED, __________________ hereby sells, assigns and transfers unto ______________________, ____________________________________ (_________________)
shares of the Common stock of RELIABILITY ASSOCIATES, a California corporation, standing in the undersigned's name an the books of said corporation represented by Certificate No. _________ herewith, and does hereby irrevocably constitute and appoint ______________________________________ attorney to transfer the said Stock on the books of the said corporation with full power of substitution in the premises.



Dated:               , 19
      ---------------    ---   ---------------------------------------

                                      EXHIBIT C
                              JOINT ESCROW INSTRUCTIONS

                                   __________, 19__

Ware & Freidenrich
A Professional Corporation
400 Hamilton Avenue
Palo Alto, CA 94301

Gentlemen:

     As Escrow Agent for both RELIABILITY ASSOCIATES, a California corporation ("Corporation"), and the undersigned purchaser of stock (the "Stock") of the Corporation ("Purchaser"), you are hereby authorized and directed to hold the documents delivered to you pursuant to the terms of that certain Stock Purchase Agreement ("Agreement"), dated as of the date hereof, to which a copy of these Joint Escrow Instructions is attached as Exhibit C, in accordance with the following instructions:

     1. In the event the Corporation and/or any assignee of the Corporation (referred to collectively for convenience herein as the "Corporation") shall elect to exercise the Purchase Option set forth in the Agreement, the Corporation shall give to Purchaser and you a written notice specifying the number of shares of Stock to be purchased, the purchase price, and the time for a closing hereunder at the principal office of the Corporation. Purchaser and the Corporation hereby irrevocably authorize and direct you to close the transaction contemplated by such notice in accordance with the terms of said notice.

     2. At the closing, you are directed (a) to date the stock assignments necessary for the transfer in question, (b) to fill in the number of shares of Stock being transferred, and (c) to deliver same, together with the certificates evidencing the shares of Stock to be transferred, to the corporation against the simultaneous delivery to you of the purchase price (by check or evidence of cancellation of indebtedness of Purchaser to the Corporation) for the number of shares of Stock being purchased pursuant to the exercise of the Purchase Option.

     3. Purchaser irrevocably authorizes the Corporation to deposit with you any certificates evidencing shares of Stock to be held by you hereunder and any additions and substitutions to said shares as defined in the Agreement.


                                          1.

Purchaser does hereby irrevocably constitute and appoint you as Purchaser's attorney-in-fact and agent for the term of this escrow to execute with respect to such securities all stock certificates, stock assignments, or other documents necessary or appropriate to make such securities negotiable and complete any transaction herein contemplated, including but not limited to the filing with the Department of Corporations of the State of California of an Application for Consent to Transfer Securities Subject to Legend or Escrow Condition Pursuant to
Section 25151 of the California Corporate Securities Law of 1968 as presently in existence, or any successor form. Subject to the provisions of this paragraph 3, Purchaser shall exercise all rights and privileges of a stockholder of the Corporation while the Stock is held by you.

     4. This escrow shall terminate at such time as there are no longer any shares of Stock subject to the Purchase Option.

     5. If at the time of termination of this escrow you should have in your possession any documents, securities, or other property belonging to Purchaser, you shall deliver all of same to Purchaser and shall be discharged of all further obligations hereunder.

     6. Your duties hereunder may be altered, amended, modified or revoked only by a writing signed by all of the parties hereto.

     7. You shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by you to be genuine and to have been signed or presented by the proper party or parties. You shall not be personally liable for any act you may do or omit to do hereunder as Escrow Agent or as attorney-in-fact for Purchaser while acting in good faith and in the exercise of your own good judgment, and any act done or omitted by you pursuant to the advice of your own attorneys shall be conclusive evidence to such good faith.

     8. You are hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law, and are hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. In case you obey or comply with any such order, judgment or decree of any court, you shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such compliance, notwithstanding any such order, judgment or decree being subsequently reversed,


                                          2.

modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

     9. You shall not be liable in any respect on account of the identity, authorities or rights of the parties executing or delivering or purporting to execute or deliver the Agreement or any documents or papers deposited or called for hereunder.

     10. You shall not be liable for the outlawing of any rights under the Statute of Limitations with respect to these Joint Escrow Instructions or any documents deposited with you.

     11. You shall be entitled to employ such legal counsel and other experts as you may deem necessary or proper to advise you in connection with your obligations hereunder, may rely upon the advice of such counsel, and may pay such counsel reasonable compensation therefor.

     12. Your responsibilities as Escrow Agent hereunder shall terminate if you shall cease to be counsel to the Corporation or if you shall resign by written notice to each party. In the event of any such termination, the Corporation shall appoint a successor Escrow Agent.

     13. If you reasonably require other or further instructions in connection with these Joint Escrow Instructions or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

     14. It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or rights of possession of the securities held by you hereunder, you are authorized and directed to retain in your possession without liability to anyone all or any part of said securities until such dispute shall have been settled either by mutual written agreement of the parties concerned or by a final order, decree, or judgment of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but you shall be under no duty whatsoever to institute or defend any such proceedings.

     15. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail with postage and fees prepaid, addressed to each of the other parties thereunto entitled at the following addresses, or at such other addresses as a party may designate by ten
(10) days' advance written notice to each of the other parties hereto.


                                          3.

     CORPORATION:   RELIABILITY ASSOCIATES
                    885 North San Antonio Road
                    Suite H
                    Los Altos, CA 94022

     PURCHASER:
                    -------------------------
                    -------------------------
                    -------------------------

     ESCROW AGENT:  Ware & Freidenrich
                    A Professional Corporation
                    400 Hamilton Avenue
                    Palo Alto, California 94301

     16. By signing these Joint Escrow Instructions, you become a party hereto only for the purpose of said Joint Escrow Instructions; you do not become a party to the Agreement.

     17. This instrument shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and permitted assigns.

                                       Very truly yours,

                                       RELIABILITY ASSOCIATES, a
                                       California corporation

                                       By:
                                          -------------------------------------
                                       Title.
                                             ----------------------------------

Agreed to and accepted as of           PURCHASER:
the date set forth above.

ESCROW AGENT:                          ----------------------------------------
                                       Signature
WARE & FREIDENRICH
A Professional Corporation
                                       ----------------------------------------
                                       (Name -- Please Print)
By:
   ---------------------------


                                          4.